SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2005 (May 23, 2005)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01   Other Events.

On May 23, the registrant announced among other things, that it expects to file its form 10-QSB for the quarter ended March 31, 2005 after releasing its quarterly news release. The news release is planned for release on May 24, 2005, as more fully described in the press release, a copy of which is filled as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 23, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ MARK A. SAMUELS
	By:	Mark A. Samuels
President & Chief Operating Officer

Date: May 23, 2005.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 23, 2005